                                  SCHEDULE 14A

                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement   [_]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           DYNACQ INTERNATIONAL, INC.
                           --------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which transaction
                  applies:
            (2)   Aggregate number of securities to which transaction applies:
            (3)   Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            (4)   Proposed maximum aggregate value of transaction:
            (5)   Total fee paid:
      [_]   Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:
            (2)   Form, Schedule or Registration Statement No.:
            (3)   Filing Party:
            (4)   Date Filed:

                           DYNACQ INTERNATIONAL, INC.
                                 4301 VISTA ROAD
                              PASADENA, TEXAS 77504

                                January 13, 2003


To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Dynacq International, Inc., which will be held on February 12, 2003, beginning at 10:00 a.m., Central Time, at 4301 Vista Road, Pasadena, Texas, 77504.

     Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,


Chiu M. Chan
Chief Executive Officer & President

                           DYNACQ INTERNATIONAL, INC.
                                 4301 VISTA ROAD
                              PASADENA, TEXAS 77504

                            -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held On February 12, 2003

                            -----------------------

     The Annual Meeting of Shareholders of Dynacq International, Inc. ("Dynacq"), will be held at 4301 Vista Road, Pasadena, Texas, 77504, on February 12, 2003, at 10:00 a.m., Central Time, for the following purposes:

     1. Election of Directors. To elect five directors to the Board of Directors to serve until our next annual meeting of shareholders, or until their respective successors are elected and qualified.

     2. Ratification of Auditors. To ratify the appointment of Ernst & Young LLP, as independent auditors for Dynacq for the fiscal year ending August 31, 2003.

     3. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on January 3, 2003, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,


Chiu M. Chan
Chairman of the Board

Dated:  January 13, 2003

     Please date and sign the enclosed proxy and return it at your earliest convenience in the enclosed envelope so that your shares will be voted if you are not able to attend the Annual Meeting.

                                TABLE OF CONTENTS

ANNUAL MEETING OF SHAREHOLDERS .........................................   1
VOTING RIGHTS AND SOLICITATION OF PROXIES ..............................   1
     QUORUM REQUIRED ...................................................   1
     VOTES REQUIRED ....................................................   1
           Proposal 1 ..................................................   1
           Proposal 2 ..................................................   1
     PROXIES; REVOCABILITY OF PROXIES ..................................   2
     COST OF SOLICITATION ..............................................   2
PROPOSAL 1 - ELECTION OF DIRECTORS .....................................   2
     DIRECTOR NOMINEES .................................................   2
     COMMITTEES OF THE BOARD AND ATTENDANCE ............................   3
     COMPENSATION OF DIRECTORS .........................................   3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT .........   3
EXECUTIVE COMPENSATION AND RELATED PARTY MATTERS .......................   4
     EXECUTIVE COMPENSATION ............................................   5
     STOCK OPTIONS .....................................................   5
     EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS ...........   5
     LEGAL ACTIONS INVOLVING MANAGEMENT ................................   6
COMPENSATION COMMITTEE REPORTS AND OTHER FILINGS .......................   6
     REPORT OF THE COMPENSATION COMMITTEE ..............................   6
     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION .......   7
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...........   7
PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS .........   8
AUDIT COMMITTEE REPORT .................................................   9
STOCK PRICE PERFORMANCE GRAPH ..........................................   9
SHAREHOLDER PROPOSALS
ANNUAL REPORT ..........................................................  11
OTHER MATTERS ..........................................................  11

                           DYNACQ INTERNATIONAL, INC.

                            -----------------------
                                 PROXY STATEMENT
                            -----------------------

                         ANNUAL MEETING OF SHAREHOLDERS

     The Board of Directors of Dynacq International, Inc., a Nevada corporation, prepared this proxy statement for the purpose of soliciting proxies for its Annual Meeting of Shareholders. Our Annual Meeting will be held at 4301 Vista Road, Pasadena, Texas, 77504, at 10:00 a.m., Central Time, on February 12, 2003, unless adjourned or postponed. The Board is making this solicitation by mail, and Dynacq will pay all costs associated with this solicitation. This proxy statement, notice of Annual Meeting, proxy, and annual report on Form 10-K, were mailed to shareholders on or about January 13, 2003. When you see the terms "we", "our", or "Dynacq", it refers to Dynacq International, Inc. and its subsidiaries.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     Our common stock is the only type of security entitled to vote at the Annual Meeting. On January 3, 2003, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 14,833,600 shares of common stock outstanding. Each shareholder of record on January 3, 2003 is entitled to one vote for each share of common stock held by the shareholder on such date. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting.

     Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

     Our Bylaws provide that the holders of 40% of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Shareholders may not cumulate votes in the election of directors.

     Proposal 2. Ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending August 31, 2003 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies; Revocability of Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Costs of Solicitation

     We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members. The Board has nominated for re-election all the current members of the Board. Pursuant to our Bylaws, the members of the Board of Directors serve for one-year terms. The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons, recommended by the Board of Directors, as may be determined by the holders of the proxy.

Director Nominees

     Chiu M. Chan, age 50, has served as a director and as our president, secretary, and chief executive officer since July 1992. Mr. Chan is a registered pharmacist and since May 1978 was employed by various health care service organizations in Houston, Texas prior to his affiliation with Dynacq. Mr. Chan earned a Bachelor of Science degree in Pharmacy from the University of Houston.

     Philip S. Chan, age 51, has served as a director and as our vice president of finance, chief financial officer, and treasurer since July 1992. Mr. Chan earned advanced accounting degrees from the University of Houston and is a CPA in the State of Texas. Prior to his employment with Dynacq, Mr. Chan had previous corporate and outside accounting experience. Philip S. Chan is not related to Chiu M. Chan.

     Stephen L. Huber, age 51, has served as a director of Dynacq since July 1992. Mr. Huber is a registered pharmacist and earned a Bachelor of Science degree in Pharmacy from the University of Houston. Since December 1991, Mr. Huber served as the Deputy Division Head for patient care services at the University of Texas M.D. Anderson Cancer Center. Mr. Huber joined M.D. Anderson in 1984 as Assistant Director of Operations. In 1999, Mr. Huber joined Cortex Communications, Inc., a medical education company, as president and chief operating officer. Mr. Huber continues to serve as a research consultant to M.D. Anderson.

     Earl R. Votaw, age 74, has served as a director of Dynacq since July 1992. Mr. Votow earned a Bachelor of Arts degree from the University of the Americas in Mexico City and a certificate of graduation from the Graduate School of Mortgage Banking from Northwestern University of Chicago. Prior to his retirement in December 1993,

Mr. Votaw served as a director and as the president and chief executive officer of Capital Bank, a Texas chartered bank located in Houston, Texas, where he still serves as a director.

     Ping S. Chu, age 51, has served as a director of Dynacq since May 2002. Dr. Chu received his Ph.D. degree in chemistry from Massachusetts Institute of Technology before he went to medical school at the University of Miami, Florida. Dr. Chu finished his oncology training at M.D. Anderson Cancer Center in 1989 and has been in solo private practice since completion. Dr. Chu is board certified in internal medicine and medical oncology.

Committees of the Board and Attendance

     The Board of Directors currently has standing Audit and Compensation Committees. The Board of Directors does not have a nominating committee. All nominees for directors are chosen by the entire Board of Directors.

     The Audit Committee is currently comprised of Messrs. Huber, Votaw, and Chu, and held four meetings during the year. The Audit Committee, which is governed by a written charter, is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" following Proposal 2 below.

     The Compensation Committee, comprised of Messrs. Huber and Votaw, held one meeting last year, and recommends compensation levels for our executive officers and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plans.

     We held four Board meetings during the last year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

Compensation of Directors

     Messrs. Chiu M. Chan and Philip S. Chan receive compensation only as officers of Dynacq. Mr. Huber receives a consulting fee of $1,000 per month in exchange for consultation services. The consulting agreement with Mr. Huber consists of a verbal understanding between the parties and may be terminated at any time. Mr. Huber received $12,000 in both fiscal 2001 and fiscal 2002.

     The Board of Directors unanimously recommends you vote "FOR" the election of each of the nominees listed above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of December 16, 2002, 14,833,600 shares of our common stock were outstanding. The following table sets forth, as of December 16, 2002, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and the named executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, some shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. All share numbers reflect two separate two for one stock dividends affected January 2000 and March 2001.

                                                               SHARES BENEFICIAL OWNED AS OF DECEMBER 16, 2002
                                                               -----------------------------------------------
BENEFICIAL OWNER                                               NUMBER OF SHARES(1)            PERCENT OF CLASS
----------------                                               ----------------               ----------------
Chiu M. Chan (1)                                                  8,490,550(2)                     56.8%

Philip S. Chan                                                      474,656(3)                      3.2%

Stephen L. Huber                                                     20,000(4)                  Less than 1%

Earl R. Votaw                                                        38,300                     Less than 1%

Ping S. Chu                                                         195,024                         1.3%

Sarah C. Garvin                                                     121,867(5)                  Less than 1%

Irvin T. Gregory                                                    113,867(6)                  Less than 1%

All current directors and executive officers as a group           9,454,264(7)                     61.9%
(7 persons)

-------------------
(1) Beneficial ownership is determined in accordance with SEC rules, and includes shares of stock underlying outstanding options that are currently exercisable or will become exercisable within 60 days of December 16, 2002.
(2) Includes 120,000 shares underlying an option, which is exercisable within 60 days of December 16, 2002. Mr. Chan's business address is 4301 Vista Road, Pasadena, Texas 77504.
(3) Includes 140,000 shares underlying options, which is exercisable within 60 days of December 16, 2002.
(4) Consists of an option to purchase 20,000 shares of common stock, which is exercisable within 60 days of December 16, 2002.
(5) Includes 104,000 shares underlying an option, which is exercisable within 60 days of December 16, 2002.
(6) Includes 58,466 shares underlying an option, which is exercisable within 60 days of December 16, 2002.
(7) Includes 442,466 shares underlying options, which are exercisable within 60 days of December 16, 2002.

                EXECUTIVE COMPENSATION AND RELATED PARTY MATTERS

Executive Compensation

     The following table contains compensation data for our named executive officers for the fiscal years ended August 31, 2002, 2001, and 2000. As Ms. Garvin and Mr. Gregory were not with the company during the fiscal year ended August 31, 2000, no information for such year is provided for them.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long Term Compensation
                                               Annual Compensation (1)                        Awards
Name and                                   -------------------------------                  Securities
Principal Position            Year         Salary ($)            Bonus ($)            Underlying Options (#)
------------------           ------        ----------            ---------            ----------------------

Chiu M. Chan,                 2002           180,000                 --                         --
President and CEO             2001           180,000                 --                     200,000 (2)
                              2000           152,507               50,000                       --

Philip S. Chan, CFO           2002           180,000                 --                         --
                              2001           180,000                 --                     220,000 (2)
                              2000           97,607                11,000                       --

Sarah C. Garvin, COO          2002           180,000                 --                         --
                              2001           120,000                 --                     200,000 (2)

Irvin T. Gregory, CDO         2002           180,000                 --                         --
                              2001           120,000                 --                     200,000 (2)

---------------
(1) Excludes perquisites and other personal benefits unless such compensation was greater than $50,000 or 10% of the total annual salary and bonus of the individual.

(2) Represents individual option grants made in December 2000, with exercise prices of $4.4375 per share, vesting as follows: (a) 60,000 shares in December 2001, (b) 60,000 shares in December 2002, and (c) 80,000 shares in December 2003. Mr. Philip S. Chan received an additional option grant for 20,000 shares.

Stock Options

     During the fiscal year ended August 31, 2002, no stock options or stock appreciation rights were issued to any of our named executive officers or to any of our directors.

     The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2002 and option holdings as of August 31, 2002 with respect to our named executive officers.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised              In-the-Money
                                                           Options at FY-End (#)           Options at FY-End ($)
                       Shares Acquired      Value      ---------------------------   -------------------------------
Name                   on Exercise (#)   Realized ($)  Exercisable   Unexercisable   Exercisable   Unexercisable (1)
----                   ---------------   ------------  -----------   -------------   -----------   -----------------
Chiu M. Chan                  --              --         60,000         140,000        681,750         1,590,750
Philip S. Chan                --              --         80,000         140,000        909,000         1,590,750
Sarah C. Garvin               --              --         60,000         140,000        681,750         1,590,750
Irvin T. Gregory            42,534       581,935 (2)     17,466         140,000        681,750         1,590,750

---------------
(1) Based on the fair market value of our common stock on August 30, 2002 of $15.80 per share less the exercise price payable for such shares.

(2) Based on the fair market value of our common stock on the respective dates of exercise less the exercise price payable for such shares.

Employment Contracts and Change-In-Control Arrangements

     Ms. Garvin entered into a three-year employment agreement with Dynacq in December 2000, which provides for a base salary of $120,000. Ms. Garvin receives an expense allowance and an automobile allowance. Ms. Garvin's compensation included an option to purchase 200,000 shares of common stock, which are discussed in the "Summary Compensation Table." All vesting will accelerate if Ms. Garvin is terminated without cause, or if a change of control occurs to Dynacq. In addition, if Ms. Garvin is terminated without cause, she will receive a severance payment of $60,000. Upon termination of the employment agreement, Dynacq has the option of exercising a non-compete provision, which will prevent Ms. Garvin from competing with the Company for a period of two years, in exchange for payment, on a monthly basis, of Ms. Garvin's base salary on termination for the non-compete period. Mr. Gregory entered into a three-year employment agreement with Dynacq in December 2000 on the same terms and conditions as Ms. Garvin. Our 2000 Stock Option Plan provides for accelerated vesting of the shares of common stock subject to outstanding options in connection with certain changes in control of Dynacq.

Legal Actions Involving Management

     In January 2002, Dynacq and two of its officers were named as defendants in a shareholder class action lawsuit in the United States District Court for the Southern District of Texas alleging violations of federal securities laws and regulations. The putative class covers those persons who purchased our shares between November 29, 1999 and January 16, 2002. The various complaints that have been consolidated claim that we violated Sections 10(b) and 20(a) and Rule 10b-5 under the Securities Exchange Act of 1934 (the "Exchange Act") by making materially false or misleading statements or omissions regarding revenues and receivables and regarding whether our operations complied with various federal regulations. The district court has consolidated these actions and appointed a lead plaintiff in the matter. The lead plaintiff filed a consolidated amended complaint on September 6, 2002. We anticipate moving to dismiss that consolidated amended complaint. These actions are at an early stage, and no discovery has taken place at this time. We intend to defend these claims vigorously.

     In March 2002, we accepted service of a shareholder derivative action brought in the 295th District Court of Harris County, Texas brought on behalf of Dynacq against its officers and directors, outside auditor, and investment bank, and two analysts affiliated with that investment bank. The suit alleges breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and breach of contract. Plaintiff makes general allegations of the defendants' alleged misconduct in "(i) causing or allowing the Company to conduct its business in an unsafe, imprudent and unlawful manner; (ii) failing to implement and maintain an adequate internal control system; and (iii) exposing Dynacq to enormous losses," including allegations that various press releases and/or public statements issued between January 1999 and January 2002 were misleading. Plaintiffs further allege sales by our insiders while in possession of material non-public information. The plaintiffs made no demand on either Dynacq or its Board of Directors prior to filing suit. A separate action was brought in United States District Court for the Southern District of Texas making similar allegations in federal court against only officers and directors of Dynacq. The plaintiff in this action also did not make a demand on us prior to filing suit. Another derivative suit making similar allegations was filed in 152nd District Court of Harris County, Texas; however, at the plaintiff's request, the Court dismissed that action.

     The Board of Directors has appointed a Special Litigation Committee to conduct an investigation and make a determination as to how Dynacq should proceed on the claims asserted in the state-court shareholder derivative case. The state district court has stayed the case until February 17, 2003 pending the Special Litigation Committee's investigation. On November 12, 2002, the federal district court presiding over the shareholder derivative action filed there stayed that action pending conclusion of the shareholder class action lawsuit.

                 COMPENSATION COMMITTEE REPORT AND OTHER FILINGS

Report of the Compensation Committee

     Overview

     The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation

Committee may review executive compensation surveys and other available information.

     We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

     Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

     We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

     Chief Executive Officer Compensation

     Mr. Chiu Chan was elected to the position of chief executive officer in 1992. For the fiscal year ended August 31, 2002, Mr. Chan's salary was $180,000, which was the same salary he received during the fiscal year ended August 31, 2001. Mr. Chan received no bonuses or other equity compensation during the fiscal year ended August 31, 2002.

     The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

The Compensation Committee:  Earl Votaw and Stephen Huber

Compensation Committee Interlocks and Insider Participation

     Our Compensation Committee for the fiscal year ended August 31, 2002 consisted of Earl Votaw and Stephen Huber. Mr. Huber received fees of $12,000 for such fiscal year for certain consulting services performed for Dynacq. No member of the Compensation Committee has been an officer or employee of Dynacq, or any of our subsidiaries or affiliates. None of our executive officers or Board members has served on a compensation committee for any other company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended August 31, 2002, except: (a) Mr. Votaw was late in reporting transactions on five Form 4s, which were reported on a Form 5 filed in January 2002, which was amended in February 2002; (b) Mr. Chiu M. Chan was late in reporting transactions by his spouse on six Form 4s and in reporting transactions on two Form 5s, all of which were reported on a Form 5 filed in January 2002; and (c) Mr. Philip S. Chan was late in reporting transactions by his spouse on three Form 4s and in reporting transactions on five Form 4s and one Form 5, all of which were reported on a Form 5 filed in January 2002.

         PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     On May 30, 2002, we dismissed KenWood & Associates, PC ("KenWood") as our independent auditors, which audited our financial statements for the fiscal year ended August 31, 2001, and engaged Ernst & Young LLP ("Ernst & Young") as our independent auditors for the fiscal year ended August 31, 2002.

     The Board has selected Ernst & Young as our independent auditors for the fiscal year ending August 31, 2003, at the recommendation of our Audit Committee, subject to shareholder approval. In the event that ratification of this selection of auditors is not approved by our shareholders, management and the Board will review their future selection of auditors.

     We expect that a representative of Ernst & Young will attend the Annual Meeting, and the representative will have an opportunity to make a statement if she or he so desires. The representative will also be available to respond to appropriate questions from shareholders.

     KenWood's reports on our consolidated financial statements for each of the fiscal years ended August 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended August 31, 2001 and 2000 and through the date of KenWood's dismissal, there were no disagreements with KenWood on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KenWood's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the years ended August 31, 2001 and 2000 and through the date of our hiring of Ernst & Young, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of our annual financial statements for the fiscal year ended August 31, 2002 and the review of the financial statements included in our quarterly report for the fiscal quarter ended May 31, 2002 was $228,000. During the year, KenWood provided professional services in connection with the reviews of the financial statements included in our quarterly reports for the periods ended November 30, 2001 and February 28, 2002, and the aggregate fees billed by KenWood for such services was $54,400.

Financial Information Systems Design and Implementation Fees

     Neither Ernst & Young, nor KenWood rendered professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended August 31, 2002.

All Other Fees

     KenWood did not render any other services other than the services described above under "Audit Fees," for the fiscal year ended August 31, 2002. Ernst & Young provided other non-audit related services for the fiscal year ended August 31, 2002, and the aggregate fees billed for such services was $135,700.

     Our Audit Committee reviews audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of non-audit services, the committee considers, among other items, the possible effect of the performance of such services on Ernst & Young's independence.

     The Board of Directors unanimously recommends you vote "FOR" the ratification of the appointment of Ernst & Young LLP, as independent auditors for the fiscal year ending August 31, 2003.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent auditors. The Audit Committee is currently comprised of Messrs. Huber, Votaw, and Chu. All members are independent directors, as defined by the National Association of Securities Dealers' listing standards.

     Management is responsible for the company's internal controls. The independent auditors for the company, for the fiscal year ended August 31, 2002, Ernst & Young LLP ("Ernst & Young"), was responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Ernst & Young.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Ernst & Young, nor can the Audit Committee certify that Ernst & Young is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

     In this context, the Audit Committee met and held discussions with management and Ernst & Young. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and Ernst
& Young. The Audit Committee discussed with Ernst & Young matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Ernst & Young also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Ernst & Young their independence.

     Based upon the Audit Committee's discussion with management and Ernst & Young and the Audit Committee's review of the representations of management and the report of Ernst & Young to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Dynacq International, Inc. Annual Report on Form 10-K for the year ended August 31, 2002 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Dynacq International, Inc.:


        Stephen L. Huber           Earl R. Votaw             Ping S. Chu


                          STOCK PRICE PERFORMANCE GRAPH

     This section includes a line graph comparing the cumulative total shareholder return on our common stock against the cumulative total return of the Russell 3000 Index and the specialty hospitals peer group ("Peer Group") for the period of five fiscal years commencing August 29, 1997 and ending August 31, 2002. The graph and table assume that $100 was invested on August 29, 1997 in each of our common stock, the Russell 3000 Index and the Peer Group, and that all dividends were reinvested. Our Peer Group consists of companies that we believe are engaged in the same or similar business as Dynacq. The comparisons shown in the graph below are based upon historical data. The stock price performance shown in the graph below is not necessarily indicative of, nor intended to forecast, the potential future performance of our common stock.


                              [CHART APPEARS HERE]

                                                                FISCAL YEAR ENDING
                                    ---------------------------------------------------------------------------
                                    August 29,   August 31,  August 31,   August 31,   August 31,    August 30,
COMPANY/INDEX/MARKET                   1997         1998        1999         2000         2001          2002
--------------------                ----------   ----------  ----------   ----------   ----------    ----------
Dynacq Internet Inc.                   100.00        86.37      292.06       650.04     2,203.64       2,298.18
Specialty Hospitals, Exc Psych         100.00        71.28       37.37       133.04       146.31          95.45
Russell 3000 Index                     100.00       103.51      141.77       168.93       125.96         102.65

                              SHAREHOLDER PROPOSALS

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders wish to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than September 12, 2003. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by no later than November 26, 2003. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the SEC and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

     We have provided a copy of our Annual Report on Form 10-K with this proxy statement. We will provide you with any exhibits to the Annual Report upon payment of the reasonable expenses incurred by us in furnishing the exhibits. Please send any such requests to Dynacq International, Inc., 4301 Vista Road, Pasadena, Texas, 77504, Attention: Corporate Secretary.

                                  OTHER MATTERS

     The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

                                            By Order of the Board of Directors


                                            CHIU M. CHAN, Chairman of the Board


January 13, 2003
Pasadena, Texas

Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the Annual Meeting.

                           DYNACQ INTERNATIONAL, INC.

     This Proxy is solicited on behalf of the Board of Directors of Dynacq International, Inc. for the Annual Meeting of Shareholders to be held on
                               February 12, 2003

The undersigned shareholder of Dynacq International, Inc. (the "Company") hereby appoints Chiu M. Chan or Philip S. Chan, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 4301 Vista, Pasadena, Texas, 77504, on February 12, 2003 at 10:00 a.m. Central time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE



1.   Election of Directors. The election of the       For All      Withheld for All
     nominees listed below to serve on the Board        [_]              [_]
     of Directors until the next Annual Meeting of
     Shareholders or until their respective
     successors are duly elected and qualified.       For all nominees except:

     Chiu M. Chan, Philip S. Chan, Stephen L.         -------------------------------------
     Huber, Earl R. Votaw, and Ping S. Chu.           (write nominee(s) name)


2.   Appointment of Auditors. To ratify the           For          Against       Abstain
     appointment of Ernst & Young LLP as the          [_]            [_]           [_]
     Company's independent auditors for the
     fiscal year ending August 31, 2003.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

DATED:
      -------------------------------

                                         ---------------------------------------
                                         [Signature]

                                         ---------------------------------------
                                         [Signature if jointly held]

                                         ---------------------------------------
                                         [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.